UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2009

             SLC Student Loan Trust 2009-3

(Issuing Entity)

             The Student Loan Corporation

(Exact Name of Sponsor as Specified in its Charter)

             SLC Student Loan Receivables I, Inc.

(Exact Name of Registrant and Depositor as Specified in its Charter)

Delaware	333-141134-07	04-3598719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

750 Washington Boulevard, 9th Floor Stamford, Connecticut 06901
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:  (203) 975-6320

                                            Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Closing of SLC Student Loan Trust 2009-3 transaction.

On December 22, 2009, SLC Student Loan Receivables I, Inc. (the “Depositor”) and Wilmington Trust Company (the “Owner Trustee”) executed and delivered the Amended and Restated Trust Agreement, dated as of December 22, 2009 (the “Trust Agreement”), which amended and restated the Short-Form Trust Agreement, dated as of December 14, 2009, between the Depositor and the Owner Trustee, pursuant to which SLC Student Loan Trust 2009-3 (the “Trust”) was formed.

On December 22, 2009, The Student Loan Corporation, a Delaware corporation (“SLC”), the Depositor, Citibank, N.A., not in its individual capacity but solely as eligible lender trustee on behalf of SLC (in such capacity, the “Seller Eligible Lender Trustee”) under the Trust Agreement, dated as of August 30, 2003, between SLC and the Seller Eligible Lender Trustee, and Citibank, N.A., not in its individual capacity but solely as eligible lender trustee on behalf of the Depositor (in such capacity, the “Depositor Eligible Lender Trustee”) under the Eligible Lender Trust Agreement, dated as of December 22, 2009 (the “Depositor Eligible Lender Trust Agreement”), between the Depositor and the Depositor Eligible Lender Trustee, executed and delivered the Master Terms Purchase Agreement, dated as of December 22, 2009 (together with the related purchase agreement and other agreements thereunder, the “Purchase Agreement”), pursuant to which certain Federal Family Education Loan Program student loans (the “Trust Student Loans”) were sold by SLC (and with respect to legal title, the Seller Eligible Lender Trustee on behalf of SLC) to the Depositor (and with respect to legal title, the Depositor Eligible Lender Trustee on behalf of the Depositor).  On December 22, 2009, the Depositor, the Trust, the Depositor Eligible Lender Trustee and Citibank, N.A., not in its individual capacity but solely as eligible lender trustee on behalf of the Trust (in such capacity, the “Trust Eligible Lender Trustee”) under the Eligible Lender Trust Agreement, dated as of December 22, 2009 (the “Trust Eligible Lender Trust Agreement”), between the Trust and the Trust Eligible Lender Trustee, executed and delivered the Master Terms Sale Agreement, dated as of December 22, 2009 (together with the related sale agreement and other agreements thereunder, the “Sale Agreement”), pursuant to which the Trust Student Loans were sold by the Depositor (and with respect to legal title, the Depositor Eligible Lender Trustee on behalf of the Depositor) to the Trust (and with respect to legal title, the Trust Eligible Lender Trustee on behalf of the Trust).

On December 22, 2009, the Trust issued its Student Loan Asset-Backed Notes in the following class designations: Class A, having an aggregate principal amount of $1,432,000,000 (collectively, the “Notes”).  The Notes were issued pursuant to the Indenture, dated as of December 22, 2009 (the “Indenture”) among the Trust, the Trust Eligible Lender Trustee, U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), and Citibank, N.A., as indenture administrator (the “Indenture Administrator”).  The Notes were sold to Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC and Goldman, Sachs & Co., as underwriters (the “Underwriters”) pursuant to the Underwriting Agreement, dated as of December 18, 2009 (the “Underwriting Agreement”), among the Trust, SLC and Citigroup Global Markets Inc., on behalf of the Underwriters.

In addition to the Trust Agreement, the Depositor Eligible Lender Trust Agreement, the Purchase Agreement, the Trust Eligible Lender Trust Agreement, the Sale Agreement, the Indenture and the Underwriting Agreement, in connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Administration Agreement, dated as of December 22, 2009 (the “Administration Agreement”), among the Trust, SLC, as administrator (in such capacity, the “Administrator”), SLC, as servicer (in such capacity, the “Servicer”) and the Depositor, pursuant to which the Administrator has agreed to act as administrator of the Trust, (b) the Servicing Agreement, dated as of December 22, 2009 (the “Servicing Agreement”), among the Servicer, the Administrator and the Trust, pursuant to which the Servicer has agreed to service the Trust Student Loans, (c) the Subservicing Agreement, dated as of December 22, 2009 (the “Subservicing Agreement”), between Citibank (South Dakota), National Association (in such capacity, the “Subservicer”) and the Servicer, pursuant to which the Subservicer has agreed to act as subservicer with respect to the Trust Student Loans and (d) the Custody Agreement, dated as of December 22, 2009 (the “Custody Agreement”), among Citibank (South Dakota), National Association (in such capacity, the “Custodian”), the Servicer, the Trust, the Trust Eligible Lender Trustee and the Indenture Trustee, pursuant to which the Custodian has agreed to act as custodian of certain student loan notes and other related documents related to the Trust Student Loans.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

The Trust used the net proceeds of the sale of the Notes to purchase the Trust Student Loans pursuant to the Sale Agreement.

Item 9.01.  Financial Statements and Exhibits.

(c)

Exhibits:

Exhibit 1.1

Underwriting Agreement, dated as of December 18, 2009, among the Trust, SLC and Citigroup Global Markets Inc., on behalf of the Underwriters.

Exhibit 4.1

Indenture, dated as of December 22, 2009, among the Trust, the Trust Eligible Lender Trustee, the Indenture Trustee and the Indenture Administrator.

Exhibit 4.3

Amended and Restated Trust Agreement, dated as of December 22, 2009, between the Depositor and the Owner Trustee.

Exhibit 4.4

Eligible Lender Trust Agreement, dated as of December 22, 2009, between the Depositor and the Depositor Eligible Lender Trustee.

Exhibit 4.5

Eligible Lender Trust Agreement, dated as of December 22, 2009, between the Trust and the Trust Eligible Lender Trustee.

Exhibit 5.2

Opinion of Richards, Layton, & Finger, P.A., dated December 22, 2009, with respect to due authorization, execution and delivery of the Notes.

Exhibit 99.1

Master Terms Purchase Agreement, dated as of December 22, 2009, among SLC, as seller, the Seller Eligible Lender Trustee, the Depositor, as purchaser, and the Depositor Eligible Lender Trustee.

Exhibit 99.2

Master Terms Sale Agreement, dated as of December 22, 2009, between the Depositor, as seller, the Depositor Eligible Lender Trustee, the Trust, as purchaser and the Trust Eligible Lender Trustee.

Exhibit 99.3

Servicing Agreement, dated as of December 22, 2009, among the Trust, the Servicer and the Administrator.

Exhibit 99.4

Subservicing Agreement, dated as of December 22, 2009, between the Subservicer and the Servicer.

Exhibit 99.5

Administration Agreement, dated as of December 22, 2009, among the Trust, the Depositor, the Servicer and the Administrator.

Exhibit 99.6

Custody Agreement, dated as of December 22, 2009, among the Trust, the Trust Eligible Lender Trustee, the Servicer, the Indenture Trustee and the Custodian.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLC Student Loan Receivables I, Inc.

By:    /s/  Bradley Svalberg________

Name:

Bradley Svalberg

Title:

Treasurer

Dated: December 22, 2009

EXHIBIT INDEX

Exhibit No.

Description

1.1

Underwriting Agreement, dated as of December 18, 2009, among the Trust, SLC and Citigroup Global Markets Inc., on behalf of the Underwriters.

4.1

Indenture, dated as of December 22, 2009, among the Trust, the Trust Eligible Lender Trustee, the Indenture Trustee and the Indenture Administrator.

4.3

Amended and Restated Trust Agreement, dated as of December 22, 2009, between the Depositor and the Owner Trustee.

4.4

Eligible Lender Trust Agreement, dated as of December 22, 2009, between the Depositor and the Depositor Eligible Lender Trustee.

4.5

Eligible Lender Trust Agreement, dated as of December 22, 2009, between the Trust and the Trust Eligible Lender Trustee.

5.2

Opinion of Richards, Layton, & Finger, P.A., dated December 22, 2009, with respect to due authorization, execution and delivery of the Notes.

99.1

Master Terms Purchase Agreement, dated as of December 22, 2009, among SLC, as seller, the Seller Eligible Lender Trustee, the Depositor, as purchaser, and the Depositor Eligible Lender Trustee.

99.2

Master Terms Sale Agreement, dated as of December 22, 2009, between the Depositor, as seller, the Depositor Eligible Lender Trustee, the Trust, as purchaser and the Trust Eligible Lender Trustee.

99.3

Servicing Agreement, dated as of December 22, 2009, among the Trust, the Servicer and the Administrator.

99.4

Subservicing Agreement, dated as of December 22, 2009, between the Subservicer and the Servicer.

99.5

Administration Agreement, dated as of December 22, 2009, among the Trust, the Depositor, the Servicer and the Administrator.

99.6

Custody Agreement, dated as of December 22, 2009, among the Trust, the Trust Eligible Lender Trustee, the Servicer, the Indenture Trustee and the Custodian.